[Logo] M F S(R)
INVESTMENT MANAGEMENT                                    ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                           NOVEMBER 30, 1999


                               [graphic omitted]


                         MFS(R) CHARTER INCOME FUND

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  5
Portfolio of Investments ..................................................  6
Financial Statements ......................................................  9
Notes to Financial Statements ............................................. 13
Independent Auditors' Report .............................................. 18
MFS' Year 2000 Readiness Disclosure ....................................... 20
Trustees and Officers ..................................................... 21

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,

One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through a financial professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, a national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, less than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So, with all things being equal, an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through a financial professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down ones. And for many investors, working with a financial professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your broker or consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames

    Chairman and Chief Executive Officer
    MFS Investment Management(R)

December 15, 1999

(1) Source: Investment Company Institute.
(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended November 30, 1999, the Fund provided a total return of -3.38%. This return assumes the reinvestment of any distributions but excludes the effects of any sales charges.

During the period, the average multisector income fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 1.24%. The Fund's return also compares to a -3.44% return for the J.P. Morgan Non-Dollar Government Bond Index, an unmanaged index of actively traded government bonds issued by 12 countries, excluding the United States, with remaining maturities of at least one year, and to a -1.38% return for the Lehman Brothers Government Bond Index, an unmanaged index of U.S. Treasury and government-agency obligations.

The Fund benefited from certain high-yield corporate holdings, particularly in the telecommunications and media industries, as well as from investments in mortgages and in non-European monetary union (EMU) countries. However, the Fund's U.S. government holdings did not fare well as the Federal Reserve Board repeatedly raised interest rates to slow down U.S. economic growth.

Emerging markets performed extremely well this year. Their strong recovery during the period was largely due to worldwide economic growth, stabilization in Asia, and more demand for emerging market country exports. Another factor contributing to the strength of emerging markets was a significant rise in oil prices, which helped oil-exporting countries like Mexico, Argentina, and Indonesia.

The high-yield corporate bond sector also performed well, benefiting from the surprising strength of the U.S. economy. Low inflation and low supply of these bonds also drove their prices up and has helped this market outperform other bond markets. In the high-yield sector, we found some of our best investments in communications and media -- industries that have been bolstered by the strength of the economy and by discretionary spending. Some of our strongest-performing holdings included Level 3 Communications, Granite Broadcasting, and Chancellor Media Corporation.

In terms of international investments, what has worked well was our strong weightings in New Zealand and non-EMU countries such as the United Kingdom, Denmark, Sweden, and Greece. As an export economy, New Zealand benefited from rising commodity prices throughout the world and an increased demand for exports. Our investments in non-EMU countries did well because these countries are expected to eventually join EMU. To do so, they've been working to control inflation and bring their interest rates in line with current EMU members. This brought their bond yields down and prices up.

Looking ahead, we believe interest rates will decline over the long run; however, we think that in the next six months we'll get bad inflation numbers that could hurt the bond markets temporarily. As a result, we won't position the Fund's portfolio for longer-term rates for at least another quarter. And, we'll likely rearrange the Fund's U.S. government portfolio, structuring it for flattening trade and a short-term rise in interest rates. With respect to corporate bonds, we're still very positive on the high-yield sector, particularly the telecommunications industry, given the consolidation and many general improvement stories there. Finally, in Europe, we plan to favor non-EMU countries, given their recent favorable performance.

    Respectfully,

/s/ James T. Swanson

    James T. Swanson
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO MANAGER'S PROFILE

James T. Swanson is Senior Vice President of MFS Investment Management(R). He is portfolio manager of MFS(R) Strategic Income Fund, MFS(R) Global Governments Fund, MFS(R) Charter Income Fund, MFS(R) Global Governments Series (part of MFS(R) Variable Insurance Trust(SM)), the Strategic Income Series offered through MFS(R)/Sun Life annuity products, and two closed-end funds, MFS(R) Charter Income Trust and MFS(R) Multimarket Income Trust.

Mr. Swanson joined MFS in 1985 as Vice President and was named Senior Vice President in 1989.

He is a graduate of Colgate University and the Harvard University Graduate School of Business Administration. Mr. Swanson is a Chartered Financial Analyst.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund in comparison to various market indicators. Performance results reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the Fund's investment operations, July 6, 1998, through November 30, 1999. Index information is from July 1, 1998.)

                            J.P. Morgan
                             Non-Dollar     Lehman Brothers
      MFS Charter Income     Government      Government
        Fund - Class J       Bond Index       Bond Index
--------------------------------------------------------------------------------
 7/98       $9,525           $10,000          $10,000
11/98        9,763            11,210           10,521
11/99        9,433            10,825           10,376


AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 1999

CLASS J
                                                      1 Year             Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -3.38%            -0.97%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -3.38%            -0.69%
--------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -7.97%            -4.08%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                      1 Year             Life*
--------------------------------------------------------------------------------
Average multisector income fund+(+)                   +1.24%            +0.04%
--------------------------------------------------------------------------------
J.P. Morgan Non-Dollar Government Bond Index#(+)      -3.44%            +5.75%
--------------------------------------------------------------------------------
Lehman Brothers Government Bond Index#(+)             -1.38%            +2.64%
--------------------------------------------------------------------------------
  * For the period from the commencement of the Fund's investment operations, July 6, 1998, through November 30, 1999.
    Index information is from July 1, 1998.
  + Source: Lipper Analytical Services, Inc.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - November 30, 1999

Bonds - 90.8%
--------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
ISSUER                                           (000 OMITTED)             VALUE
--------------------------------------------------------------------------------
U.S. Bonds - 60.2%
  Aerospace - 1.1%
    BE Aerospace, Inc., 8s, 2008                     $     100        $   82,500
--------------------------------------------------------------------------------
  Automotive - 2.6%
    Hayes Wheels International, Inc., 9.125s, 2007   $     200        $  193,500
--------------------------------------------------------------------------------
  Broadcasting - 2.0%
    Granite Broadcasting Corp., 10.375s, 2005        $     150        $  152,250
--------------------------------------------------------------------------------
  Chemicals - 2.1%
    NL Industries, Inc., 11.75s, 2003                $     150        $  154,500
--------------------------------------------------------------------------------
  Computer Software - Systems - 2.7%
    Psinet Inc., 11s, 2009                           $     200        $  204,500
--------------------------------------------------------------------------------
  Consumer Goods and Services - 1.3%
    Revlon Consumer Products Corp., 8.125s, 2006     $     125        $   97,813
--------------------------------------------------------------------------------
  Containers - 2.6%
    Gaylord Container Corp., 9.75s, 2007             $     200        $  190,500
--------------------------------------------------------------------------------
  Federal National Mortgage Association - 6.7%
    FNMA, 6.5s, 2004                                 $     500        $  498,280
--------------------------------------------------------------------------------
  Financial Institutions - 1.3%
    Natexis Ambs Co. LLC, 8.44s, 2049##              $     100        $   94,650
--------------------------------------------------------------------------------
  Government National Mortgage Association - 6.3%
    GNMA, 6.5s, 2029                                 $     496        $  471,373
--------------------------------------------------------------------------------
  Media - 5.7%
    Chancellor Media Corp., 8.125s, 2007             $     300        $  297,000
    CSC Holdings, Inc., 9.25s, 2005                        125           128,125
                                                                     -----------
                                                                      $  425,125
--------------------------------------------------------------------------------
  Telecommunications - 6.9%
    Crown Castle International Corp., 9s, 2011       $     175        $  171,062
    Level 3 Communications, Inc., 9.125s, 2008             175           165,375
    NTL Communications Corp., 0s to 2003,
      12.375s, 2008                                        250           173,750
                                                                     -----------
                                                                      $  510,187
--------------------------------------------------------------------------------
  U.S. Treasury Obligations - 18.9%
    U.S. Treasury Bonds, 9.875s, 2015                $      53        $   69,687
    U.S. Treasury Bonds, 5.25s, 2028                       250           211,015
    U.S. Treasury Notes, 8s, 2001                          250           256,952
    U.S. Treasury Notes, 5.875s, 2004                      400           396,124
    U.S. Treasury Notes, 5.5s, 2008                        500           476,095
                                                                     -----------
                                                                      $1,409,873
--------------------------------------------------------------------------------
Total U.S. Bonds                                                      $4,485,051
--------------------------------------------------------------------------------

Foreign Bonds - 30.6%
  Australia - 5.9%
    Commonwealth of Australia, 7.5s, 2005            AUD   655        $  436,159
--------------------------------------------------------------------------------
  Canada - 3.0%
    Government of Canada, 5s, 2004                   CAD   349        $  226,523
--------------------------------------------------------------------------------
  Denmark - 1.4%
    Kingdom of Denmark, 7s, 2007                     DKK   717        $  106,850
--------------------------------------------------------------------------------
  France - 0.9%
    Republic of France, 4s, 2009                     EUR    74        $   67,540
--------------------------------------------------------------------------------
  Germany - 2.1%
    Allgemeine Hypothekenbank AG, 5s, 2009
      (Banks & Credit Cos.)                          EUR    30        $   29,119
    Federal Republic of Germany, 4.75s, 2008               103           101,065
    Federal Republic of Germany, 4.5s, 2009                 28            26,867
                                                                     -----------
                                                                      $  157,051
--------------------------------------------------------------------------------
  Greece - 7.0%
    Hellenic Republic, 8.9s, 2003                   GRD 30,000        $   97,435
    Hellenic Republic, 8.7s, 2005                       98,000           326,827
    Hellenic Republic, 6s, 2006                         20,000            59,306
    Hellenic Republic, 5.75s, 2008                   EUR    39            39,426
                                                                     -----------
                                                                      $  522,994
--------------------------------------------------------------------------------
  Netherlands - 1.4%
    United Pan Europe, 10.875s, 2009##                 $   100        $  102,500
--------------------------------------------------------------------------------
  New Zealand - 1.7%
    Government of New Zealand, 8s, 2006              NZD   200        $  107,364
    Government of New Zealand, 7s, 2009                     40            20,249
                                                                     -----------
                                                                      $  127,613
--------------------------------------------------------------------------------
  Sweden - 2.7%
    Kingdom of Sweden, 5s, 2004                      SEK   500        $   58,232
    Kingdom of Sweden, 9s, 2009                          1,000           145,619
                                                                     -----------
                                                                      $  203,851
--------------------------------------------------------------------------------
  United Kingdom - 4.5%
    United Kingdom Treasury, 6.75s, 2004             GBP   204        $  335,341
--------------------------------------------------------------------------------
Total Foreign Bonds                                                   $2,286,422
--------------------------------------------------------------------------------
Total Bonds (Identified Cost, $7,113,373)                             $6,771,473
--------------------------------------------------------------------------------

Warrants
--------------------------------------------------------------------------------
                                                        SHARES
--------------------------------------------------------------------------------
    Republic of Argentina, Expire 09/19/2027
      (Identified Cost, $2,400)*                           100        $ --
--------------------------------------------------------------------------------

Short-Term Obligations - 6.2%
--------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
ISSUER                                           (000 OMITTED)             VALUE
--------------------------------------------------------------------------------
    Federal Home Loan Mortgage Discount Notes,
      due 12/01/ 99, at Amortized Cost               $     460        $  460,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $7,575,773)                       $7,231,473
Other Assets, Less Liabilities - 3.0%                                    221,343
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $7,452,816
--------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

   Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

        AUD = Australian Dollars            GRD = Greek Drachma
        CAD = Canadian Dollars              JPY = Japanese Yen
        CHF = Swiss Francs                  NOK = Norwegian Krone
        DKK = Danish Kroner                 NZD = New Zealand Dollars
        EUR = Euro                          SEK = Swedish Kronor
        GBP = British Pounds

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
-------------------------------------------------------------------------------
NOVEMBER 30, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $7,575,773)           $7,231,473
  Cash                                                               2,985
  Foreign currency, at value (identified cost, $22,493)             22,279
  Net receivable for forward foreign currency exchange
    contracts to sell                                               30,462
  Net receivable for forward foreign currency exchange
    contracts to purchase                                            4,346
  Receivable for Fund shares sold                                   38,647
  Interest receivable                                              134,723
  Receivable from investment adviser                                30,197
  Other assets                                                          32
                                                                ----------
      Total assets                                              $7,495,144
                                                                ----------

Liabilities:
  Net payable for forward foreign currency exchange contracts
    subject to master netting agreements                        $    4,809
  Payable to affiliates -
    Management fee                                                     545
    Distribution and service fee                                     6,129
    Shareholder servicing agent fee                                     61
  Accrued expenses and other liabilities                            30,784
                                                                ----------
      Total liabilities                                         $   42,328
                                                                ----------
Net assets                                                      $7,452,816
                                                                ==========

Net assets consist of:

  Paid-in capital                                               $7,724,907
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies               (316,347)
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions                  (90,782)
  Accumulated undistributed net investment income                  135,038
                                                                ----------
      Total                                                     $7,452,816
                                                                ==========
Shares of beneficial interest outstanding                         779,729
                                                                  =======

Net asset value and redemption price per share
  (net assets of $7,452,816 / 779,729 shares of
  beneficial interest outstanding)                                $ 9.56
                                                                  ======
Offering price per share (100 / 95.25)                            $10.04
                                                                  ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 1999
-------------------------------------------------------------------------------
Net investment income:
  Income -

    Interest                                                      $  451,979
                                                                  ----------

  Expenses -
    Management fee                                                $   55,905
    Shareholder servicing agent fee                                    6,255
    Administrative fee                                                   802
    Trustees' compensation                                            39,875
    Distribution and service fee                                      21,740
    Custodian fee                                                      9,367
    Printing                                                          20,376
    Auditing fees                                                     14,219
    Postage                                                           31,216
    Legal fees                                                        13,801
    Miscellaneous                                                     20,143
                                                                  ----------
      Total expenses                                              $  233,699

    Fees paid indirectly                                                (278)
    Reduction of expenses by investment adviser                      (90,812)
                                                                  ----------
      Net expenses                                                $  142,609
                                                                  ----------
        Net investment income                                     $  309,370
                                                                  ----------

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -

    Investment transactions                                       $ (106,210)
    Written option transactions                                       11,606
    Foreign currency transactions                                    (16,277)
                                                                  ----------
      Net realized loss on investments and foreign currency
          transactions                                            $ (110,881)
                                                                  ----------

  Change in unrealized appreciation (depreciation) -

    Investments                                                   $ (439,668)
    Written options                                                   (1,775)
    Translation of assets and liabilities in foreign currencies       43,313
                                                                  ----------
      Net unrealized loss on investments and foreign
         currency translation                                     $ (398,130)
                                                                  ----------
        Net realized and unrealized loss on
          investments and foreign currency                        $ (509,011)
                                                                  ----------
          Decrease in net assets from operations                  $ (199,641)
                                                                  ==========

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED                  PERIOD ENDED
                                                             NOVEMBER 30, 1999             NOVEMBER 30, 1998*
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                             $  309,370                    $   79,567
  Net realized loss on investments and foreign currency
    transactions                                                      (110,881)                      (26,135)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                              (398,130)                       81,783
                                                                    ----------                    ----------
      Increase (decrease) in net assets from operations             $ (199,641)                   $  135,215
                                                                    ----------                    ----------
Distributions declared to shareholders from net investment income   $ (207,665)                   $   --
                                                                    ----------                    ----------
Net increase in net assets from Fund share transactions             $2,525,163                    $5,199,744
                                                                    ----------                    ----------
      Total increase in net assets                                  $2,117,857                    $5,334,959
Net assets:
  At beginning of period                                             5,334,959                        --
                                                                    ----------                    ----------
  At end of period (including undistributed net investment
    income of $135,038 and $54,785, respectively)                   $7,452,816                    $5,334,959
                                                                    ==========                    ==========

* For the period from the commencement of the Fund's investment operations, July 6, 1998, through November 30, 1998.

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED                PERIOD ENDED
                                                             NOVEMBER 30, 1999          NOVEMBER 30, 1998*
-----------------------------------------------------------------------------------------------------------------
                                                                       CLASS J
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $   10.25                           $   10.00
                                                                  ---------                           ---------
Income from investment operations# -
  Net investment income(S)                                        $    0.49                           $    0.17
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                     (0.83)                               0.08
                                                                  ---------                           ---------
      Total from investment operations                            $   (0.34)                          $    0.25
                                                                  ---------                           ---------
Less distributions declared to shareholders from net investment
  income                                                          $   (0.35)                          $    --
                                                                  ---------                           ---------
Net asset value - end of period                                   $    9.56                           $   10.25
                                                                  =========                           =========
Total return(+)                                                       (3.38)%                              2.50%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                           2.30%                               2.98%+
  Net investment income                                                4.98%                               4.23%+
Portfolio turnover                                                      195%                                 92%
Net assets at end of period (000 Omitted)                         $   7,453                           $   5,335

(S) Subject to reimbursement, the investment adviser has agreed to bear the Fund's "start up costs," which are defined to include legal and other costs associated with initial registration and preparation of the Fund's registration statements and prospectuses, and any registration fees in connection therewith during the period ended November 30,
    1998. Subject to reimbursement, the Fund's investment adviser agreed to bear certain of the Fund's other expenses beginning April 13, 1999. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                         $    0.35                           $    0.03
    Ratios (to average net assets):
      Expenses##                                                       3.52%                               6.60%+
      Net investment income                                            3.76%                               0.61%+

  * For the period from the inception of Class J shares, July 6, 1998, through November 30, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Charter Income Fund (the Fund) is a nondiversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options listed on commodity exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 1999, $21,452 was reclassified from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

At November 30, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $83,144 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2006, ($1,353) and November 30, 2007, ($81,791).

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the Fund's average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees ("other expenses"), beginning April 13, 1999. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.75% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At November 30, 1999, the aggregate unreimbursed expenses owed to MFS by the Fund for this arrangement amounted to $90,812. The obligation of MFS to bear the Fund's other expenses and the Fund's obligation to pay the expense reimbursement fee to MFS terminates on the earlier of the date on which the amount of such reimbursement payments by the Fund equal the prior payment of such reimbursable expenses by MFS or June 30, 2000.

Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's "start up costs," which are defined to include legal and other costs associated with initial registration and preparation of the Fund's registration statements and prospectuses, and any registration fees in connection therewith. The payments made by MFS of the Fund's start up costs are reimbursable by the Fund but only if and so long as the Fund's "other expenses" which are defined to include all expenses of the Fund (after taking into effect any compensation balances and offset arrangements) except for management fees, distribution and service fees, taxes, extraordinary expenses, and brokerage and transaction costs, do not exceed 0.60% per annum of the average net assets of the Fund (the "Maximum Percentage"). The Fund's obligation to pay the reimbursement fee to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payments of such reimbursable expenses by MFS or June 30, 2001. At November 30, 1999, the aggregate unreimbursed expenses owed to MFS by the Fund for this arrangement amounted to $67,968.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in the Trustees' compensation is a net periodic pension expense of $9,837 for the year ended November 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                    First $1 billion               0.0150%
                    Next $1 billion                0.0125%
                    Next $1 billion                0.0100%
                    In excess of $3 billion        0.0000%

Distributor - The Trustees have adopted a distribution plan for Class J pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of up to 0.10% per annum and a service fee of up to 0.25% per annum of the Fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Merrill Lynch Japan Securities Co. ("MLJ") and its network of financial intermediaries. MLJ also serves as the Fund's Agent Securities Company in Japan, and in that capacity represents the Fund before Japanese regulatory authorities. MFD will pay to MLJ all of the service fee and all of the distribution fee attributable to Class J shares sold through MLJ. Fees incurred under the distribution plan during the period ended November 30, 1999, were 0.35% of average daily net assets attributable to Class J shares on an annualized basis. MFD retains the distribution and service fees for accounts not attributable to MLJ, which amounted to $15,128 for the year ended November 30, 1999.

Certain Class J shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1999, were $0 for Class J shares.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES            SALES
-----------------------------------------------------------------------------
U.S. government securities                       $ 3,358,833       $2,372,908
                                                 -----------       ----------
Investments (non-U.S. government securities)     $10,335,620       $8,773,074
                                                 -----------       ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $7,588,278
                                                                   ----------
Gross unrealized appreciation                                      $   22,883
Gross unrealized depreciation                                        (379,688)
                                                                   ----------
    Net unrealized depreciation                                    $ (356,805)
                                                                   ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class J Shares

                                           YEAR ENDED           PERIOD ENDED
                                    NOVEMBER 30, 1999     NOVEMBER 30, 1998*
                                 --------------------  ---------------------
                                  SHARES       AMOUNT    SHARES       AMOUNT
-----------------------------------------------------------------------------
Shares sold                      282,210   $2,743,996   520,601   $5,199,744
Shares issued to shareholders
  in reinvestment of
  distributions                   15,448      151,284     --          --
Shares reacquired                (38,530)    (370,117)    --          --
                                 -------   ----------   -------   ----------
    Net increase                 259,128   $2,525,163   520,601   $5,199,744
                                 =======   ==========   =======   ==========

* For the period from the commencement of the Fund's investment operations, July 6, 1998, through November 30, 1998.

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1999, was $0. The Fund had no borrowings during the year.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                    NUMBER OF             CONTRACT   PREMIUMS
-------------------------------------------------------------------------------
Outstanding, beginning of period                                 1   $  2,265
Options written                                                 13     20,419
Options terminated in closing transactions                      (7)   (11,010)
Options exercised                                               (2)    (3,097)
Options expired                                                 (5)    (8,577)
                                                                     --------
Outstanding, end of period                                           $  --
                                                                     ========

At November 30, 1999, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                           NET
                                                 IN                 UNREALIZED
                           CONTRACTS TO    EXCHANGE   CONTRACTS   APPRECIATION
    SETTLEMENT DATE     DELIVER/RECEIVE         FOR    AT VALUE  (DEPRECIATION)
------------------------------------------------------------------------------
Sales      12/01/99  AUD        940,418  $  603,878  $  598,661      $  5,217
           12/01/99  CAD        199,478     135,020     135,591          (571)
           12/03/99  CHF         67,376      44,228      42,396         1,832
           12/01/99  DKK      1,659,409     231,850     225,659         6,191
           12/01/99  EUR        252,003     262,473     253,878         8,595
           12/01/99  GBP         56,838      92,246      90,623         1,623
           12/01/99  GRD     20,393,850      64,281      62,569         1,712
           12/01/99  JPY     42,435,206     405,251     417,085       (11,834)
           12/03/99  NOK        347,586      43,857      43,141           716
           12/01/99  NZD        974,836     514,185     497,204        16,981
                                         ----------  ----------      --------
                                         $2,397,269  $2,366,807      $ 30,462
                                         ==========  ==========      ========
Purchases  12/01/99  AUD        650,022  $  414,924  $  413,416      $ (1,508)
           12/02/99  CAD         64,810      44,229      44,054          (175)
           12/03/99  CHF         67,376      43,428      42,396        (1,032)
           12/01/99  DKK        829,705     114,568     112,456        (2,112)
           12/01/99  EUR        181,397     188,543     182,750        (5,793)
           12/03/99  GBP         26,916      44,228      42,916        (1,312)
           12/01/99  JPY     61,164,411     581,918     601,906         19,988
           12/03/99  NOK        347,586      44,229      43,141        (1,088)
           12/01/99  NZD        699,849     359,405     356,783        (2,622)
                                         ----------  ----------      --------
                                         $1,835,472  $1,839,818      $  4,346
                                         ==========  ==========      ========

At November 30, 1999, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $13,451 with Deutsche Bank and $8,657 with First Boston, and a net payable of $26,917 with Merrill Lynch.

At November 30, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust II and Shareholders of
MFS Charter Income Fund

We have audited the accompanying statement of assets and liabilities of MFS Charter Income Fund, including the schedule of portfolio investments as of November 30, 1999, and the related statement of operations, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from July 6, 1998 (commencement of operations) to November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Charter Income Fund at November 30, 1999, the results of its operations for the period then ended, and the changes in its net assets and the financial highlights for the period then ended and for the period from July 6, 1998 (commencement of operations) to November 30, 1999, in conformity with generally accepted accounting principles.
                                                  ERNST & YOUNG LLP
Boston, Massachusetts
January 6, 2000

FEDERAL TAX INFORMATION

In January 2000, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 1999.

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) Charter Income Fund

TRUSTEES                                   SECRETARY
Richard B. Bailey+ - Private Investor;     Stephen E. Cavan*
Former Chairman and Director (until
1991), MFS Investment Management(R)        ASSISTANT SECRETARY
                                           James R. Bordewick, Jr.*
Marshall N. Cohan+ - Private Investor
                                           CUSTODIAN
Lawrence H. Cohn, M.D.+ - Chief of         State Street Bank and Trust Company
Cardiac Surgery, Brigham and Women's
Hospital; Professor of Surgery,            AUDITORS
Harvard Medical School                     Ernst & Young LLP

The Hon. Sir J. David Gibbons, KBE+ -      INVESTOR INFORMATION
Chief Executive Officer, Edmund            For information on MFS mutual funds,
Gibbons Ltd.; Chairman, Colonial           call your financial consultant or,
Insurance Company, Ltd.                    for an information kit, call toll
                                           free: 1-800-637-2929 any business
Abby M. O'Neill+ - Private Investor        day from 9 a.m. to 5 p.m. Eastern
                                           time (or leave a message anytime).
Walter E. Robb, III+ - President and
Treasurer, Benchmark Advisors, Inc.        INVESTOR SERVICE
(corporate financial consultants);         MFS Service Center, Inc.
President, Benchmark Consulting Group,     P.O. Box 2281
Inc. (office services)                     Boston, MA 02107-9906

Arnold D. Scott* - Senior Executive        For general information, call toll
Vice President, Director, and              free: 1-800-225-2606 any business
Secretary, MFS Investment Management       day from 8 a.m. to 8 p.m. Eastern
                                           time.
Jeffrey L. Shames* - Chairman and
Chief Executive Officer, MFS               For service to speech- or
Investment Management                      hearing-impaired, call toll free:
                                           1-800-637-6576 any business day from
J. Dale Sherratt+ - President, Insight     9 a.m. to 5 p.m. Eastern time. (To
Resources Inc. (acquisition planning       use this service, your phone must be
specialists)                               equipped with a Telecommunications
                                           Device for the Deaf.)
Ward Smith+ - Former Chairman (until
1994), NACCO Industries (holding           For share prices, account balances,
company)                                   exchanges, or stock and bond
                                           outlooks, call toll free:
INVESTMENT ADVISER                         1-800-MFS-TALK (1-800-637-8255)
Massachusetts Financial Services Company   anytime from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                      WORLD WIDE WEB
                                           www.mfs.com
DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
James T. Swanson*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) CHARTER INCOME FUND

[Logo] M F S(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)


500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                MCIJ-2 01/00 16M 034/234/334/834